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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported)  June 28, 1999





                          PHILIP MORRIS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)


           Virginia                  1-8940           13-3260245
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        (State or other           (Commission        (IRS Employer
         jurisdiction             File Number)    Identification No.)
       of incorporation)


120 Park Avenue, New York, New York                                10017-5592
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      (Address of principal                                        (Zip Code)
        executive offices)


Registrant's telephone number, including area code  (917) 663-5000


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         (Former name or former address, if changed since last report)



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Item 5.  Other Events


     On June 28, 1999, Philip Morris Companies Inc. (the "Company") issued the following press release:


          "NEW YORK, June 28, 1999 -- Geoffrey C. Bible, chairman and chief executive officer, Philip Morris Companies Inc. (NYSE: MO), told a group of approximately 450 security analysts, investors and bankers at the Grand Hyatt Hotel this afternoon that Philip Morris is "a powerful company, poised for growth."

          Mr. Bible said that Philip Morris is aiming for 1999 earnings per share of about $3.30. He noted that earnings would be impacted by unfavorable currency and by the fact that 1999 is a transition year for the Company's two most profitable businesses, domestic and international tobacco. He emphasized, however, that the Company's international tobacco business has responded aggressively to economic events, through measures such as successful development spending on the Company's brands. He assured investors that "the future long-term health of our brands is our top business priority."

          Mr. Bible said that once the Company's tobacco businesses "emerge from this transition year, we are aiming for earnings per share growth of 11-13% for 2000 through 2003 - clearly, a robust target for the largest consumer packaged goods company in the world. Add to this our anticipated dividends and share repurchases, and you will see that we are delivering on our two principal financial goals: building our businesses and increasing value for shareholders."

          The Company said that it intends to keep raising its dividend at least in line with earnings per share growth. Philip Morris also noted that it prefers to accelerate its stock repurchases when possible. When its current three-year $8 billion share repurchase program is completed, the Company said that it would probably look to replace the program with a larger one, consistent with its history and cash flow growth. The Company said that from 1999 through 2003, its businesses should generate some $55 billion in cumulative operating cash flow, which will be used to grow the business, guard the Company's credit ratings and enhance value for shareholders.

          Finally, the Company said that it remains optimistic about its ability to manage successfully the litigation, regulatory and legislative challenges that it faces.

          Other members of Philip Morris' senior management who presented at today's meeting included William H. Webb, chief operating officer; Murray H. Bring, vice chairman, external affairs and general counsel; Steven C. Parrish, senior vice president, corporate affairs; Louis C. Camilleri, senior vice president and chief financial officer; and the following presidents and chief executive officers of Philip Morris'

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          operating companies: Robert A. Eckert, Kraft Foods, Inc.; Roger K.
          Deromedi, Kraft Foods International, Inc.; John D. Bowlin, Miller Brewing Company; George R. Lewis, Philip Morris Capital Corporation; Paul W. Hendrys, Philip Morris International Inc.; and Michael E. Szymanczyk, Philip Morris U.S.A.


                        Forward-Looking and Cautionary Statements

          All statements included in this press release and in today's investor presentation that are not purely historical are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Although management believes that the expectations reflected in the earnings per share growth targets, projected results and other forward-looking information are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved and cautions investors not to place undue reliance on such expectations. Investors should be aware of the following important risk factors that could cause actual results to differ materially from those contained in such forward-looking statements.

          The tobacco industry continues to be subject to health concerns relating to the use of tobacco products and exposure to ETS, legislation, including actual and potential excise tax increases, increasing marketing and regulatory restrictions, privately imposed smoking restrictions, governmental and grand jury investigations, litigation, and the effects of price increases related to concluded tobacco litigation settlements and excise tax increases on consumption rates. The Company's international food and tobacco businesses are subject to local economic conditions, particularly the timing of economic recoveries in Asia and Eastern Europe and related shifts in consumer preferences, the effects of changing prices for its raw materials and the potential impact of the Y2K issue. The financial targets and projected results assume the continued ability of the Company's consumer products subsidiaries to promote brand equity successfully, to anticipate and respond to new consumer trends, to develop new products and markets and to broaden brand portfolios, to compete effectively with lower priced products in a consolidating environment at the retail and manufacturing levels, and to improve productivity. Developments in any of these areas, many of which are more fully described in the Company's most recent annual and quarterly reports filed with the SEC, could cause the Company's results to differ materially from the targets and projections announced today. The Company cautions that the foregoing list of important risk factors is not exclusive. The Company does not undertake to update any forward-looking statement made in this press release or in the investor meeting or to reflect any change in management's expectations with regard thereto or any change in events, conditions, assumptions or circumstances on which such statements are based.

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

          With 1998 operating revenues of $74 billion, the Philip Morris family of companies is the world's largest producer and marketer of consumer packaged goods. Philip Morris Companies Inc. has five principal operating companies: Kraft Foods, Inc. (comprising Kraft Foods North America and Kraft Foods International), Miller Brewing Company, Philip Morris International Inc., Philip Morris Incorporated (Philip Morris U.S.A.) and Philip Morris Capital Corporation."

                                      -4-
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                                   SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PHILIP MORRIS COMPANIES INC.

                              BY /s/ G. PENN HOLSENBECK
                                 --------------------------------------------
                                 Vice President, Associate General Counsel
                                 and Secretary

Date:  July 1, 1999

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